As filed with the Securities and Exchange Commission on April 20, 2001.
                        File No. 33-21561
                           FORM N-1A

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                 PRE-EFFECTIVE AMENDMENT NO. __
                POST-EFFECTIVE AMENDMENT NO. 13

                              AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                        AMENDMENT NO. 13

                NICHOLAS MONEY MARKET FUND, INC.
       (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       700 North Water Street, Milwaukee, Wisconsin 53202
            (Address of Principal Executive Offices)

                         (414) 272-6133
      (Registrant's Telephone Number, including Area Code)


                 ALBERT O. NICHOLAS, PRESIDENT
                NICHOLAS MONEY MARKET FUND, INC.
                     700 NORTH WATER STREET
                   MILWAUKEE, WISCONSIN 53202

                            Copy to:
                         TERESA M. LEVY
                  MICHAEL BEST & FRIEDRICH LLP
                   100 EAST WISCONSIN AVENUE
                   MILWAUKEE, WISCONSIN 53202
            (Name and Address of Agent for Service)

It is proposed that the filing will become effective:

     immediately upon filing pursuant to paragraph (b)
X    on April 30, 2001 pursuant to paragraph (b)
     60 days after filing pursuant to paragraph (a)
     on         pursuant to paragraph (a)(1)
     75 days after filing pursuant to paragraph (a)(2)
     on         pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
     This  post-effective amendment designates a new effective
      date for a previously filed post-effective amendment.
Title of Securities Being Registered: Common Stock, $0.01 par value per share

Pursuant to Rule 24f-2, the Registrant hereby registers an indefinite amount of securities. On March 20, 2001, Registrant filed the necessary Rule 24f-2 Notice and filing fee with the Commission for its fiscal year ended December 31, 2000.






                NICHOLAS MONEY MARKET FUND, INC.




                           FORM N-1A







                       PART A: PROSPECTUS

                NICHOLAS MONEY MARKET FUND, INC.



                           PROSPECTUS
                         APRIL 30, 2001





      The Fund is a money market fund and its primary investment objective is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

     This Prospectus gives vital information about the Fund. For your benefit and protection, please read it before you invest, and keep it on hand for future reference.








                       Investment Adviser
                     NICHOLAS COMPANY, INC.



              Minimum Initial Investment - $2,000





AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION
     HAS NOT APPROVED OR DISAPPROVED OF THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
      ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.













700 NORTH WATER STREET, SUITE 1010, MILWAUKEE, WISCONSIN 53202
414-272-6133 / 800-227-5987


                       TABLE OF CONTENTS

                                                             PAGE

AN OVERVIEW OF THE FUND                                         1


FUND INVESTMENTS                                                5


INVESTMENT RISKS                                                6


FINANCIAL HIGHLIGHTS                                            8


THE FUND'S INVESTMENT ADVISER                                   9

PRICING OF FUND SHARES AND USE OF
AMORTIZED COST METHOD OF EVALUATION                             9


PURCHASE OF FUND SHARES                                        10


REDEMPTION OF FUND SHARES                                      12


EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS                      15


TRANSFER OF FUND SHARES                                        16


DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS                16


DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN                    17


SYSTEMATIC WITHDRAWAL PLAN                                     17


INDIVIDUAL RETIREMENT ACCOUNTS                                 17


MASTER RETIREMENT PLAN                                         18

APPENDIX A: Description of Commercial Paper and Bond Ratings   A-1

FOR MORE INFORMATION ABOUT THE FUND                            Back Cover

     You should rely only on the information contained in this document, or incorporated by reference. The Fund has not authorized anyone to provide you with information that is different.

     This Prospectus is not an offer to sell, or a solicitation of an offer to buy shares of the Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. Changes in the affairs of the Fund have possibly occurred between the date of the Prospectus and the time you receive it.

                   AN OVERVIEW OF THE FUND

GOAL

     The Fund's primary investment goal is to achieve as high a level of current income as is consistent with preserving capital and proving liquidity.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is managed to provide a stable share price of $1.00, but there can be no assurance that the net asset value per share will not vary. The Fund invests only in short-term instruments (maturing in 397 days or less) and primarily invests in commercial paper, variable rate demand notes, other corporate debt instruments that meet specific credit quality and maturity standards (as discussed further herein), government securities, and financial institution obligations. Financial institution obligations include certificates of deposit and banker's acceptances.

     Money market funds, such as the Fund, must meet certain portfolio credit quality, maturity and diversification standards established by the SEC under the Investment Company Act. These standards include requirements to maintain high credit quality in its portfolio, maintain a short average portfolio maturity to minimize the effects of changes in interest rates on the value of the portfolio and to diversify the Fund's investments among issuers to reduce the effects of a default by any one issuer on the value of the Fund's shares. The Fund manages its portfolio subject to these strict SEC guidelines. To minimize the effect of changing interest rates on the net asset value of the Fund's shares, the Fund intends to keep the weighted average maturity of its holdings to 90 days or less.

     The Fund's Adviser uses its best judgment in selecting investments, taking into consideration interest rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of the issuer in arriving at investment decisions.

     For further information on the Fund's principal investment strategies and how the Fund invests, see "Fund Investments" starting on page 5.

PRINCIPAL RISKS OF INVESTING

     Money market funds are managed to maintain a $1.00 price per share. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For example, there are risks that the Fund's holdings could have their credit ratings downgraded, or an issuer could default, or that interest rates could rise sharply, thereby causing the value of the Fund's securities (and its share price) to fall. As a result, there is a risk that the price of the Fund's shares could fall below $1.00.

     In addition, the Fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. There also is no guarantee that the Fund's return will equal or exceed the rate of inflation.

     As with all mutual funds, there is no guarantee that the Fund will achieve its goals. In addition, certain investments by the Fund and certain investment techniques the Fund may use may entail other risks. Before you invest, please read "Investment Risks" starting on page 6.

     AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. ALTHOUGH THE FUND TRIES TO MAINTAIN A $1.00 PER SHARE PRICE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

WHO MAY WANT TO INVEST

     The Fund may be appropriate if you:

     Want to earn income at current money market rates while
      preserving the value of your initial investment
     Want a fund to complement a portfolio of more aggressive
      investments
     Want a fund for short-term investments
     Desire a relatively secure, liquid investment for money you may need for occasional or unexpected expenses

    The Fund may NOT be appropriate if you:

     Require capital appreciation to meet your investment goal
     Are seeking maximum income

PERFORMANCE INFORMATION

    The bar chart and table shown below indicate the risks of investing in the Fund. They show the variability of the Fund's total return from year to year for the last ten calendar years, and how the Fund's historical performance compares with a broad measure of market performance. Variability of returns is one measure of the risks of investing in money market funds. The Fund's returns, as shown below, have reflected changes in prevailing interest rates.


[CAPTION]

                      BAR CHART PLOT POINTS
1991       1992     1993     1994     1995    1996    1997   1998   1999   2000

5.75%      3.32%    2.71%    3.90%    5.64%   5.14%   5.26%  5.26%  4.91%  6.19%


     For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 1.59% (for the quarter ended December 31, 2000) and the lowest quarterly return was 0.65% (for the quarter ended June 30, 1993).

     This next table shows how the Fund's average annual total returns for the one, five and ten year periods ending on December 31, 2000 (the Fund's most recently completed calendar and fiscal year), compare to the returns of the Consumer Price Index ("CPI").

                                  ONE         FIVE     TEN
                                  YEAR        YEARS   YEARS

Nicholas Money Market Fund, Inc.  6.19%       5.35%    4.80%
CPI                               3.37%       2.53%    2.66%
7-day Yield (1)                   6.30%



       (1) The Fund's 7-day yield as of December 31, 2000 was calculated according to a required standard formula. To obtain the Fund's current 7-day yield information, please call 1-800-227-5987.


OF COURSE, THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF ITS FUTURE RETURNS.

FEES AND EXPENSES OF THE FUND

    FUND INVESTORS PAY VARIOUS FEES AND EXPENSES, EITHER DIRECTLY
OR INDIRECTLY.  THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES
THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) Imposed on Purchases              None
  Maximum Deferred Sales Charge (Load)                          None
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends   None
  Redemption Fee                                                 (1)
  Exchange Fee                                                  None

ANNUAL FUND OPERATING EXPENSES (2)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                               0.30%
  Distribution [and/or Service] (12b-1) Fees                     None
  Other Expenses                                                0.15%
  Total Annual Fund Operating Expenses                          0.45%
__________

(1)   A fee of $15.00 is charged for each wire redemption.
(2) Annual Fund Operating Expenses are based on expenses incurred for the year ended December 31, 2000.


EXAMPLE: THIS EXAMPLE HELPS YOU COMPARE THE COST OF INVESTING
         IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL
         FUNDS.

                                       ONE     THREE      FIVE     TEN
                                       YEAR    YEARS     YEARS    YEARS

THE EXAMPLE ASSUMES THAT YOU
INVEST $10,000 IN THE FUND FOR THE
TIME PERIODS INDICATED AND THEN
REDEEM ALL OF YOUR SHARES AT THE
END OF THOSE PERIODS.  THE
EXAMPLE ALSO ASSUMES THAT YOUR
INVESTMENT HAS A 5% RETURN
EACH YEAR AND THAT THE FUND'S
OPERATING EXPENSES REMAIN
THE SAME.  ALTHOUGH YOUR
ACTUAL COSTS MAY BE HIGHER OR
LOWER, BASED ON THESE
ASSUMPTIONS, YOUR COSTS WOULD BE:       $46       $144     $252     $567

__________

     For a further description of the fees paid to the Fund's adviser, Nicholas Company, Inc., see "The Fund's Investment
Adviser" on page 9.

PORTFOLIO MANAGEMENT

     Mr. Jeffrey T. May is Senior Vice President, Treasurer and the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Jeffrey
T. May is Senior Vice President and Treasurer of the Adviser, and has been employed by the Adviser since 1987. He is a Certified Public Accountant.

                        FUND INVESTMENTS

     The Fund's main goal is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

     The Fund is managed to provide a stable share price of $1.00. The Fund's Adviser uses its best judgment in selecting investments, taking into consideration interest rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of the issuer in arriving at investment decisions. Money market funds, such as the Fund, must meet certain portfolio credit quality, maturity and diversification standards established by the SEC under the Investment Company Act of 1940 (the "Investment Company Act"). To minimize the effect of changing interest rates on the net asset value of the Fund's shares, the Fund intends to keep the weighted average maturity of its holdings to 90 days or less.

     To pursue the Fund's goal of high current income consistent with stability of principal and providing liquidity, the Fund invests only in short-term instruments (maturing in 397 days or less from the date of purchase) and primarily invests in the following types of securities:

       COMMERCIAL PAPER.  (A SHORT-TERM UNSECURED PROMISSORY NOTE
       THAT DOMESTIC OR FOREIGN CORPORATIONS TYPICALLY ISSUE TO FINANCE CURRENT OPERATIONS AND OTHER SHORT-TERM CREDIT NEEDS.) The Fund may buy commercial paper only if it meets the following quality standards:

       rated A-2 or better by Standard & Poor's Corporation ("S&P") or P-2 or better by Moody's Investor Service, Inc. ("Moody's"), or the equivalent rating by any of the national rating organizations; or

       if not rated as described above, either issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue (which is comparable in priority and security) rated A-2 or better by S&P or P-2 or better by Moody's or the equivalent by any of the national rating organization.

       VARIABLE RATE DEMAND NOTES.  (UNSECURED INSTRUMENTS WHICH
       PROVIDE FOR PERIODIC ADJUSTMENTS IN THE INTEREST RATE.) The Fund may purchase these instruments if:

       rated A-2 or better by S&P or P-2 or better by Moody's or the equivalent by any of the national rating organizations; or

       if not rated as described above, either issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue (which is comparable in priority and security) rated A-2 or better by S&P or P-2 or better by Moody's or the equivalent by any of the national rating organizations.

       OTHER CORPORATE OBLIGATIONS. Other debt obligations issued by companies with a maturity of not more than 397 days and rated at least A by S&P, A by Moody's or the equivalent by any of the national rating organizations. An example of a corporate obligation would be a fixed rate debt security issued by a corporation which meets the foregoing maturity and credit quality standards.

       GOVERNMENT SECURITIES.  (OBLIGATIONS ISSUED OR GUARANTEED BY
       THE U.S. GOVERNMENT, OR ANY OF ITS AGENCIES OR INSTRUMENTALITIES, OR OTHER GOVERNMENT SECURITIES.)

       FINANCIAL INSTITUTION OBLIGATIONS. (CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES.) Investments must be obligations of:

       U.S. banks or savings and loan associations (including foreign branches of such banks) with a net worth of at least $100,000,000 or other banks and savings and loans if the principal amount of the Fund's investment in a certificate of deposit is insured by the Federal Deposit Insurance Corporation ("FDIC"); or

          U.S. branches of foreign banks with total assets of at least $1 billion U.S.

          CERTIFICATES OF DEPOSIT are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of interest and are normally negotiable.

          BANKERS' ACCEPTANCES are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Subject to certain conditions under the Investment Company Act, the Fund may acquire securities that have not been rated (or whose issuers have not received the requisite ratings on comparable outstanding debt) if the Fund's Board of Directors determines that they are of comparable quality to otherwise eligible securities.

     There is no minimum percentage of the Fund's assets which must be invested in the securities of companies in any particular industry or group of industries. The Fund is subject to the following percentage limitations on its investments:

       Not more than 5% of the Fund's total assets may be invested in securities of unseasoned companies (companies with a record of less than three years' continuous operations)

       Not more than 5% of the value of the Fund's total assets may be invested in the securities of one issuer

       Not more than 25% of the value of the Fund's total assets may be invested in companies of any one industry or group of related industries

     These percentage limitations do NOT apply to securities issued or guaranteed by the United States, its instrumentalities or agencies. In addition, the 25% industry-related restriction does not apply to obligations (including certificates of deposit and bankers' acceptances) of banks or savings and loan associations subject to regulation by the U.S. Government.

     FOR A DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS,
PLEASE SEE APPENDIX A TO THIS PROSPECTUS.

     All percentage limitations discussed in the "Fund Investments" section apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund. The Fund may use many different investment strategies in seeking its investment objectives, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in detail in the Fund's Statement of Additional Information, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest, you should request a copy of the Statement of Additional Information. To learn how to obtain a copy of the Statement of Additional Information, please see the back cover page of this Prospectus.

                        INVESTMENT RISKS

     This section contains a summary description of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you won't lose money on your investment. There is no guarantee the Fund's performance will be positive over any period of time.

     Money market funds are managed to maintain a $1.00 per share price. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. There also is no guarantee that the Fund's return will equal or exceed the rate of inflation.

     Because of the following risks, you could lose money on your investment over the short- or long-term:

     CREDIT RISK. There is a risk that any of the issuers of the securities held by the Fund may have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price.

     INTEREST RATE OR MARKET RISK. A sharp and unexpected rise in interest rates could result in a decline in the prices of fixed income securities in which the Fund invests. As a result, the Fund's share price could drop below $1.00.

     ILLIQUID AND RESTRICTED SECURITIES. From time to time, the Fund may purchase a portion of bonds, debentures or other debt securities in private placements, in amounts not to exceed 10% of the value of the total assets of the Fund. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them properly at an acceptable price. Restricted securities may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly. However, the Fund is subject to an overriding restriction that all illiquid securities held by the Fund may not exceed 10% of the value of the Fund's total net assets. Difficulty in selling a security may result in a loss to the Fund or additional costs.

     RISKS RELATED TO CERTAIN OTHER PORTFOLIO INVESTMENTS AND STRATEGIES. The Fund may use other investment strategies. These strategies and the associated non-principal risks are described in further detail in the Fund's Statement of Additional Information which is incorporated by reference herein.

     AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. ALTHOUGH THE FUND TRIES TO MAINTAIN A $1.00 PER SHARE PRICE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

     While the Fund is subject to the risks as summarized above, the Fund is subject to strict requirements relating to its investments under federal law. The Fund must maintain high credit quality in its portfolio (as indicated in "Fund Investments"), maintain a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the Fund's securities and diversify the Fund's investments among issuers so as to reduce the effects of a default by any one issuer on the value of the Fund's shares.

                      FINANCIAL HIGHLIGHTS

     The following Financial Highlights table helps you understand the Fund's financial performance for the past five fiscal years ended December 31, 2000. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The table has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Fund's Annual Report for the fiscal year ended December 31, 2000. The table should be read in conjunction with the financial statements and related notes included in the Fund's Annual Report which is incorporated by reference into the Statement of Additional Information and which may be obtained without charge by calling or writing the Fund.

[CAPTION]

                                   YEAR ENDED DECEMBER 31

                                        2000          1999          1998        1997       1996

NET ASSET VALUE, BEGINNING
  OF PERIOD                             $1.00        $1.00         $1.00       $1.00      $1.00

 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income                  .060         .048          .052        .052       .050

 LESS DISTRIBUTIONS:
  From net investment income            (.060)       (.048)        (.052)      (.052)     (.050)

NET ASSET VALUE, END
  OF PERIOD                             $1.00        $1.00         $1.00       $1.00      $1.00

TOTAL RETURN                             6.19%        4.91%         5.26%       5.26%      5.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)   $160.4       $140.9        $160.2      $117.8     $119.1
Ratio of expenses to average net assets   .45%         .49%          .48%        .51%       .52%
Ratio of net investment income
 to average net assets                   6.02%        4.76%         5.18%       5.15%      5.02%


     PLEASE CONSIDER THE PERFORMANCE INFORMATION ABOVE IN LIGHT
OF THE FUND'S INVESTMENT OBJECTIVES AND POLICIES, AND MARKET
CONDITIONS DURING THE REPORTED TIME PERIODS.  AGAIN, YOU MUST
REMEMBER THAT HISTORICAL PERFORMANCE DOES NOT NECESSARILY
INDICATE WHAT WILL HAPPEN IN THE FUTURE.

                    THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street,
Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's
Board of Directors.

     The Adviser is the investment adviser to five other mutual funds and to approximately 25 institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Fund, Inc., Nicholas Income Fund, Inc.,
Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas
Equity Income Fund, Inc. As of December 31, 2000, the Adviser had approximately $5.6 billion in assets under management.

     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The annual fee is three-tenths of one percent (0.30 of 1%) of the average net asset value of the Fund. The Adviser has agreed to reduce such management fee by any operating expenses
(other than the management fee) incurred by the Fund in excess of 1/2 of 1% of average daily net assets. The Adviser shall at least annually reimburse the Fund for all expenses incurred in excess of this amount.

     Under an Investment Advisory Agreement with the Fund, the
Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

     The Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

     Albert O. Nicholas is President and a Director of the Fund, is Chief Executive Officer and Director of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser.

               PRICING OF FUND SHARES AND USE OF
               AMORTIZED COST METHOD OF EVALUATION

     When you buy shares of the Fund, the price per share you pay is the net asset value ("NAV") of the Fund. The NAV of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. The NAV of the Fund's shares is expected by management to remain constant at $1.00 per share. Net assets of the Fund are determined by deducting the liabilities of the Fund from total assets of the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for unrestricted trading and when the Federal Reserve Banks are open for business.

     Portfolio securities are valued on an amortized cost basis, whereby a security is initially valued at its acquisition cost.
Thereafter, a constant straight-line amortization is assumed each day regardless of the impact of fluctuating interest rates.

     Pursuant to Section 270.2a-7 of the Code of Federal
Regulations, the Board of Directors has established procedures designed to stabilize the NAV per share at $1.00. Under most conditions, management believes this will be possible, but there can be no assurance they can do so on a continuous basis. In connection with its use of the amortized cost method of valuation and in order to hold itself out as a "money market" fund, the Fund will comply with the applicable provisions of Section 270.2a-
7, and in particular, will comply with the following: (i) the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV per share and specifically will limit the dollar weighted average portfolio maturity of the Fund to not more than 90 days and the remaining maturity of each portfolio security to not more than 397 days (with certain exceptions permitted by the rules of the SEC); (ii) the Fund will limit its portfolio investments to those instruments its Board of Directors determines present minimal credit risks, and are otherwise in accordance with the Fund's investment objectives and restrictions; and (iii) the Fund will adhere to the portfolio diversification requirements set forth in
Section 270.2a-7. Calculations are done periodically to compare the value of the Fund's portfolio at amortized cost versus current market values. In the event the per share NAV should deviate from $1.00 by 1/2 of 1% or more, the Board of Directors will promptly consider what action, if any, should be taken.

               PURCHASE OF FUND SHARES

  MINIMUM      To Open An Account                 $2,000
INVESTMENTS    To Add To An Account               $  100
   [ICON]      Minimum Balance                    $2,000

               The Fund's Automatic Investment Plan has a minimum monthly investment of $50. Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $2,000 minimum investment required due to shareholder redemption (but not solely due to a decrease in the net asset value of the Fund).
               In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

APPLICATION    You may apply to purchase shares of the Fund by submitting an
INFORMATION    application to Nicholas Money Market, Inc., c/o Firstar Mutual
[ICON]         Fund Services, LLC ("Firstar"), P.O. Box 2944, Milwaukee,
               Wisconsin 53201-2944.  See the back cover page of this Prospectus for information on how to contact the Fund.  The Fund also has available an Automatic Investment Plan for shareholders.  You should contact the Fund for additional information.

               When you make a purchase, your purchase price per share (WHICH
               GENERALLY IS EXPECTED BY THE FUND TO REMAIN CONSTANT AT $1.00
               PER SHARE) will be the net asset value ("NAV") next determined after the time the Fund receives your application in proper order. The NAV is calculated once a day based on the methods previously described. The determination of NAV for a particular day is applicable to all purchase applications received in proper order by the close of trading on the NYSE on that day (usually 4:00 p.m., New York time). Generally, shares of the Fund may not be purchased on days when the Federal
               Reserve Banks are closed.

               Purchase of shares will be made in full and fractional shares computed to three decimal places.

OVERNIGHT           You should be aware that deposit in the mail or with other
DELIVERY       independent delivery services, or receipt at Firstar's Post
[ICON]         Office Box, of purchase  applications does not constitute receipt by Firstar or the Fund.  Do not mail letters by overnight courier to the Post Office Box address.  Overnight courier delivery should be sent to Firstar Mutual Fund Services, LLC, Third Floor,
               615 East Michigan Street, Milwaukee, Wisconsin 53202.

               Your application to purchase Fund shares must be in proper order to be accepted, may only be accepted by the Fund or an Authorized Agent of the Fund and is not binding until accepted.
               Applications must be accompanied by payment in U.S. funds. Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. The transfer agent will charge a $25 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous for shareholders. If you open an account (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated. Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the backup withholding tax amount.

WIRE PAYMENTS  You also may purchase Fund shares via the Federal Reserve wire
[ICON] system. If a wire purchase is to be an initial purchase, please call Firstar (414-276-0535 or 800-544-6547) with the appropriate account information prior to sending the wire. Firstar will provide you with a confirmation number for any wire purchase, which will ensure the prompt and accurate handling of funds. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

               Wire To:         Firstar Bank, N.A.
                                ABA 042000013

               Credit:          Firstar Mutual Fund Services, LLC
                                Account 112-952-137
               Further Credit:  Nicholas Money Market Fund, Inc.
                                (shareholder account number)
                                (shareholder registration)

               The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal
               Reserve wire system, or from incomplete wiring instructions.

CERTIFICATES   The Fund's transfer agent, Firstar, will credit the shareholders
[ICON]         account with the number of shares purchased.  Written
               confirmations are issued for all purchases of Fund shares.
               The Fund won't issue certificates representing Fund shares purchased.

THIRD PARTY    USE OF A PROCESSING INTERMEDIARY TO PURCHASE FUND SHARES.
PURCHASES      You can purchase shares of the Fund through certain broker-
[ICON]         dealers, financial institutions or other service providers
               ("Processing Intermediaries").  If you do, the Processing
               Intermediary, rather than you, may be the shareholder of record.
               Processing Intermediaries may use procedures and impose
               restrictions in addition to or different from those applicable to shareholders who invest in the  Fund directly.  You should read the program materials provided by the Processing
               Intermediary in conjunction with this Prospectus before you invest in the Fund this way.

               Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

               The Fund also may enter into an arrangement with some Processing
               Intermediaries which authorizes them to process purchase orders on behalf of the Fund on an expedited basis (an "Authorized
               Agent"). Receipt of a purchase order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of the Fund shares to be purchased. If you place a purchase order through an Authorized Agent, you will pay the Fund's NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charge imposed by the Authorized Agent.

               Of course, you do not have to use the services of a Processing
               Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge.

               REDEMPTION OF FUND SHARES

REDEMPTION     You may redeem all or part of your Fund shares by any of the
PRICE          following methods.  All redemptions will be processed
[ICON]         immediately upon receipt and written confirmations will be issued for all redemptions of Fund shares.  The redemption price will be the Fund's NAV (WHICH GENERALLY IS EXPECTED BY THE FUND
               TO REMAIN CONSTANT AT A $1.00 PER SHARE) next computed after the time of receipt by Firstar (or by an Authorized Agent of the
               Fund) of a written request in the proper order as described below, or pursuant to proper telephone instructions as described below.

               THE FUND WILL RETURN AND NOT PROCESS REDEMPTION REQUESTS THAT
               CONTAIN RESTRICTIONS AS TO THE TIME OR DATE REDEMPTIONS ARE TO
               BE EFFECTED.

               If any of the shares you want redeemed were purchased recently by personal or certified check, the Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time the redemption request will be processed and payment made.

REDEMPTIONS    If you redeem in writing, be sure that the redemption request
BY MAIL        is signed by each shareholder in the exact manner as the Fund
[ICON]         account is registered and is registered and include the
               redemption amount and the shareholder account number.

               You may redeem by delivering an original signed written request for redemption addressed to Nicholas Money Market Fund, Inc.,
               c/o Firstar Mutual Fund Services, LLC, P.O. Box 2944, Milwaukee,
               Wisconsin 53201-2944. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

               YOU MAY NOT FAX YOUR REDEMPTION REQUEST.

               The Fund may require additional supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

               IF YOU ARE UNCERTAIN ABOUT WHAT DOCUMENTS OR INSTRUCTIONS ARE
               NECESSARY IN ORDER TO REDEEM SHARES, PLEASE WRITE OR CALL
               FIRSTAR (414-276-0535 OR 800-544-6547) PRIOR TO SUBMITTING A
               WRITTEN REDEMPTION REQUEST.  A WRITTEN REDEMPTION REQUEST WILL
               NOT BECOME EFFECTIVE UNTIL ALL DOCUMENTS HAVE BEEN RECEIVED IN
               PROPER ORDER BY FIRSTAR.

               If you have an individual retirement account ("IRA") or other retirement plan, you must indicate on your written redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the redemption will be subject to withholding. Please consult your current IRA Disclosure Statement for any applicable fees.

OVERNIGHT      You should be aware that deposit in the mail or with other
DELIVERY       independent delivery services or receipt at Firstar's Post
[ICON]         Office Box of redemption requests does not constitute receipt by
               Firstar or the Fund. Do not mail letters by overnight courier to the Post Office Box address.  Overnight courier delivery should be sent to Firstar Mutual Fund Services, LLC, Third Floor, 615
               East Michigan Street, Milwaukee, Wisconsin 53202.

TELEPHONE      You can redeem your shares by telephone unless you decline this
REDEMPTIONS    option in writing. Telephone redemptions can only be made by
[ICON]         calling Firstar (800-544-6547 or 414-276-0535).  In addition to account registration information, you will be required to
               provide the account number and social security number.
               Telephone calls will be recorded.

               Telephone redemption requests must be received prior to the close of the NYSE (usually 4:00 p.m., New York time) to receive that day's NAV. There will be no exceptions due to market activity. During periods of substantial economic or market changes, you may have difficulty making a redemption by telephone. If you are unable to contact Firstar by telephone, you may redeem your shares by delivering the redemption request in person or by mail. The maximum telephone redemption is $50,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day.
               The minimum telephone redemption is $500 except when redeeming an account in full.

               The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming
               Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be liable for following instructions communicated by telephone which they reasonably believe to be genuine. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

               The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission.
               Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected.

               You may instruct Firstar to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds also may be wired to a pre-authorized account at a commercial bank in the United States.
               Firstar charges a wire redemption fee of $15.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

SIGNATURE      A signature guarantee of each owner is required to redeem shares
GUARANTEES     in the following situations, for all size transactions:
[ICON]
                    if you change the ownership on your account
                    when you want the redemption proceeds sent to a different
                     address than is registered on the account
                    if the proceeds are to be made payable to someone other
                     than the account owner(s)
                    any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund
                    if a change of address request has been received by the
                     Fund or Firstar within 15 days of a redemption request

               In addition, you must have your signature guaranteed if you request redemption of $100,000 or more from your account. Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor.

THIRD PARTY    USE OF A PROCESSING INTERMEDIARY TO REDEEM FUND SHARES.
REDEMPTIONS    As with the purchase of Fund shares, you may redeem shares
[ICON]         of the Fund through certain broker-dealers, financial
               institutions and other service providers ("Processing
               Intermediaries").  You should read the program materials
               provided by the Processing Intermediary before you redeem your shares of the Fund this way.  Then follow those instructions and procedures.

               Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

               The Fund also may enter into an arrangement with some Processing
               Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an "Authorized
               Agent"). Receipt of a redemption request by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be redeemed. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

               Of course, you do not have to use the services of a Processing
               Intermediary, or pay the fees that may be charged for such services, unless you hold Fund shares through a Processing
               Intermediary. Then you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem.
               Otherwise if you originally invested directly with the Fund, you can redeem Fund shares through the Fund without a redemption charge.

               EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS

               You may exchange Fund shares for shares of other mutual funds for which Nicholas Company, Inc. serves as the investment adviser.

EXCHANGES      Nicholas Company, Inc. also is adviser to the following funds
[ICON]         which have investment objectives and net assets as noted below:

                                                                             NET ASSETS AT
                 FUND                        INVESTMENT OBJECTIVE            DECEMBER 31, 2000

               Nicholas Fund, Inc.           Long-term growth               $    4,088,369,521

               Nicholas II, Inc.             Long-term growth                      690,179,509

               Nicholas Limited              Long-term growth                      191,445,464
               Edition, Inc. (1)

               Nicholas Equity               Reasonable income; Moderate
               Income Fund, Inc.             long-term growth as a secondary
                                             consideration                          18,986,364

               Nicholas Income               High current income consistent
               Fund, Inc.                    with the preservation and
                                             conservation of capital value         128,128,114
               ____________

                    (1)  You should be aware that Nicholas
                    Limited Edition, Inc. is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions).
                    The exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

               If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. If you exercise an exchange into this Fund on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the fund being exchanged will be redeemed on the day upon which the exchange request is received; however, issuance of Fund shares will be delayed one business day. In such a case, the exchanged amount would be uninvested for this one-day period.

               Shares of the Fund will not be redeemed on any day when the Federal Reserve Banks are closed.

               If you are interested in exercising the exchange privilege, you must obtain the appropriate prospectus from Nicholas Company, Inc.

               The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders. You may exchange shares of the Fund for shares of other available Nicholas mutual funds directly through Nicholas Company, Inc. without cost by written request.

EXCHANGE       If you are interested in exercising the exchange by mail
BY             privilege you may obtain the appropriate prospectus from
MAIL           Nicholas Company, Inc.  Signatures required are the same
[ICON]         as previously explained under "Redemption of Fund Shares."


EXCHANGE       You also may exchange by telephone among all Nicholas mutual
BY             funds.  Only exchanges of $500 or more will be executed using
TELEPHONE      the telephone exchange privilege. In an effort to avoid the
[ICON]         risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000, with a maximum of $l,000,000 per day for related accounts.  You are allowed four telephone exchanges per account during any twelve-
               month period.

               Procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar.
               Neither the Fund nor Firstar will be responsible for the authenticity of exchange instructions received by telephone.
               Telephone exchanges can only be made by calling Firstar
               (414-276-0535 or 800-544-6547). You will be required to provide pertinent information regarding your account. Calls will be recorded.

                     TRANSFER OF FUND SHARES

     You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling Firstar
(414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-
272-6133 or 800-227-5987) prior to submitting any transfer requests.

         DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund.
As a result, the Fund generally will seek to distribute annually to its shareholders substantially all of its net investment income and net realized capital gain.

     The net investment income increased or reduced by realized gains or losses, if any, for each day is declared as a dividend to shareholders of record. Shares purchased will begin earning dividends on the business day following the day the purchase order is confirmed. Shares redeemed will earn dividends through the date of the redemption order. If you request in writing that your dividends be paid in cash, the Fund will issue a check within five business days of the reinvestment date. If all of your shares are redeemed during a month, dividends credited to your account from the beginning of the dividend period through the time of redemption will be paid with the redemption proceeds.

     A statement of all calendar year-to-date transactions, including shares accumulated from dividends and capital gain distributions, is mailed to each shareholder quarterly.
Information as to each shareholder's tax status is given annually.

     For federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders who are not subject to tax on their income.
Distributions paid from the Fund's net investment income are taxable to shareholders as ordinary income. The Fund does not intend to generate capital gains. Because the investment income of the Fund will be derived from interest rather than dividends, no portion of such dividends will qualify for the dividends received deduction for corporations.

     Under federal law, some shareholders may be subject to "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number; or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

     The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

           DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

     Unless you elect to accept cash in lieu of shares, all dividend and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan").
You may elect to accept cash on an application to purchase shares, by telephone or by separate written notification. Unless otherwise requested, dividends will be reinvested automatically in additional Fund shares on the last business day of each month.
All reinvestments are at the NAV in effect on the dividend or distribution date and are credited to the shareholder's account.
Firstar will notify you of the number of shares purchased and the price following each reinvestment period.

     You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to Firstar. An election must be received by Firstar prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date.
The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.

                   SYSTEMATIC WITHDRAWAL PLAN

     If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the
"Plan") and receive monthly, quarterly, semiannual or annual checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you.
Liquidation of the shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, Firstar may terminate the Plan upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

                 INDIVIDUAL RETIREMENT ACCOUNTS

     Individuals who receive compensation, including earnings from self-employment, may be able to establish a traditional IRA, a Roth IRA and/or an Education IRA. The Fund offers prototype
IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

     Qualifying individuals who have a traditional IRA may make deductible contributions to it. Taxation of the income and gains paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

     Qualifying individuals who maintain a Roth IRA may make non-deductible contributions to it. However, the amounts within the Roth IRA accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phase-outs apply.

     Like the Roth IRA, qualifying individuals may make non-deductible contributions to an Education IRA, with the investment earnings accumulating tax-free. Distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phase-outs apply.

     As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $2,000, the Fund will accept any allocation of such contributions between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for you to consult with your personal tax adviser to determine the deductibility of IRA contributions.

     Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund are consistent with your own retirement objectives.
Premature withdrawals from an IRA may result in adverse tax consequences. Consultation with a tax adviser regarding the tax consequences is recommended.

                     MASTER RETIREMENT PLAN

     The Fund has available a master retirement plan for self-employed individuals. You may contact the Fund for additional information or if you wish to participate in the plan.
Consultation with a tax adviser regarding the tax consequences of the plan is recommended.



                           APPENDIX A


        DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

                    COMMERCIAL PAPER RATINGS

1.   Standard & Poor's Commercial Paper Ratings.

     "A-1" and "A-2" are the two highest commercial paper rating categories, and issuers rated in these categories have the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer has access to at least two additional channels of borrowing; (3) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (4) typically, the issuer is in a strong position in a well-established industry or industries; and (5) the reliability and quality of management is unquestioned. Relative strength or weakness of the above characteristics determine whether an issuer's paper is rated "A-1" or "A-2".

2.   Moody's Investors Service Commercial Paper Ratings.

     "Prime-1" and "Prime-2" are the two highest commercial paper rating categories. Moody's evaluates the salient features that affect a commercial paper issuer's financial and competitive position. The appraisal includes, but is not limited to, the review of such factors as: (1) quality of management; (2) industry strengths and risks; (3) vulnerability to business cycles; (4) competitive position; (5) liquidity measurements; (6) debt structures; and (7) operating trends and access to capital markets. Different degrees of weight are applied to the above factors as deemed appropriate for individual situations.


                     CORPORATE BOND RATINGS

1.   Standard and Poor's Corporate Bond Ratings.

     AAA rated bonds are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.

     AA rated bonds also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.


2.   Moody's Corporate Bond Ratings.

     Aaa rated bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa rated bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

                              A-1


                           PROSPECTUS

                         APRIL 30, 2001

                NICHOLAS MONEY MARKET FUND, INC.


              FOR MORE INFORMATION ABOUT THE FUND:

     The Fund's Statement of Additional Information ("SAI"), dated
April 30, 2001, contains more detailed information on all aspects of Nicholas Money Market Fund, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund's Annual and Semiannual Report to Shareholders.

     To request a free copy of the current Annual/Semiannual Report or SAI, or to make shareholder inquiries, please write or call: Nicholas
Money Market Fund, Inc., 700 North Water Street, Milwaukee, Wisconsin
53202, 800-227-5987 (toll-free).  Additional information about the
Fund also can be obtained from the Fund's Internet website at www.nicholasfunds.com.

     In addition, you can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission in
Washington, D.C.  Information on the operation of the Public Reference
Room may be obtained by calling the SEC at 800-SEC-0330. Reports and other information about the Fund also are available on the SEC's
Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by writing the Public Reference
Section of the SEC, Washington, D.C. 20549-6000.

     For the most current price and return information for the Fund, you may call the Fund at 800-227-5987 (toll-free) or 414-272-6133 or check the Fund's website at www.nicholasfunds.com. You also can find the most current 7-day yield of the Fund in the business section of your newspaper in the money market fund section under "Nicholas." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "NICXX."

                       INVESTMENT ADVISER
                     NICHOLAS COMPANY, INC.
                      Milwaukee, Wisconsin
                  414-272-6133 or 800-227-5987


        TRANSFER AGENT                               CUSTODIAN
FIRSTAR MUTUAL FUND SERVICES, LLC      FIRSTAR INSTITUTIONAL CUSTODY SERVICES
     Milwaukee, Wisconsin                         Cincinnati, Ohio
 414-276-0535 or 800-544-6547


INDEPENDENT PUBLIC ACCOUNTANTS                   COUNSEL
     ARTHUR ANDERSEN LLP              MICHAEL BEST & FRIEDRICH LLP
     Milwaukee, Wisconsin                 Milwaukee, Wisconsin




                   NO LOAD - NO SALES CHARGE


NICHOLAS MONEY MARKET FUND, INC. 700 NORTH WATER STREET SUITE 1010
MILWAUKEE, WISCONSIN 53202  WWW.NICHOLASFUNSD.COM

              INVESTMENT COMPANY ACT FILE NO. 811-5537








                NICHOLAS MONEY MARKET FUND, INC.




                           FORM N-1A






          PART B: STATEMENT OF ADDITIONAL INFORMATION

                NICHOLAS MONEY MARKET FUND, INC.






              STATEMENT OF ADDITIONAL INFORMATION





               700 North Water Street, Suite 1010
                   Milwaukee, Wisconsin 53202
                          414-272-6133
                          800-227-5987






     This Statement of Additional Information is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas Money Market
Fund, Inc. (the "Fund"), dated April 30, 2001. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectus and the Fund's Annual Report for the fiscal year ended December 31, 2000, which are incorporated herein by reference, as they may be revised from time to time. The Fund's Prospectus provides the basic information you should know before investing in the Fund.

     To obtain a free copy of the Fund's Prospectus and Annual
Report, please write or call the Fund at the address and telephone number set forth above.







    NO LOAD FUND - NO SALES OR REDEMPTION CHARGE BY THE FUND




                       Investment Adviser
                     NICHOLAS COMPANY, INC.




                         April 30, 2001

                       TABLE OF CONTENTS
                                                             PAGE

INTRODUCTION                                                    1

INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES                 1

INVESTMENT RESTRICTIONS                                         2

INVESTMENT RISKS                                                3

THE FUND'S INVESTMENT ADVISER                                   5

MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS AND
 PORTFOLIO MANAGER OF THE FUND                                  7

PRINCIPAL SHAREHOLDERS                                         10

PURCHASE AND REDEMPTION OF FUND SHARES                         10

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS                15

BROKERAGE                                                      17

PERFORMANCE DATA                                               17

CAPITAL STRUCTURE                                              18

STOCK CERTIFICATES                                             18

ANNUAL MEETING                                                 18

SHAREHOLDER REPORTS                                            19

CUSTODIAN AND TRANSFER AGENT                                   19

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL                      19

FINANCIAL INFORMATION                                          19


                          INTRODUCTION

     Nicholas Money Market Fund, Inc. (the "Fund") was incorporated under the laws of Maryland onApril 15, 1988. The
Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended
(the "1940 Act"). This type of investment is commonly called a mutual fund. As an open-end investment company, it obtains its assets by continuously selling shares of its common stock, $0.0001 par value, to the public. Since higher yielding money market instruments are often available only in large denominations, the Fund provides a way for investors to take advantage of these higher yields that may be beyond the reach of an individual investor. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the "Adviser").

                   INVESTMENT OBJECTIVES AND
                     INVESTMENT STRATEGIES

   The Fund has adopted primary investment objectives, which are fundamental policies. The section captioned "FUND INVESTMENTS" in the Fund's Prospectus describes the principal investment objectives and the investment policies applicable to the Fund.
Please read the Prospectus in conjunction with this Statement of Additional Information. The Fund also has adopted certain other investment strategies and policies which are not fundamental and may be changed by the Board of Directors without shareholder approval. However, any changes will be made only upon advance notice to shareholders. Such changes may result in the Fund having secondary investment and other policy objectives different from the objectives which a shareholder considered appropriate at the time of investment in the Fund. Set forth below is additional information on the other Fund investment strategies and permissible investments which the Fund may use in an effort to obtain its primary objective.

CERTAIN OTHER INVESTMENT STRATEGIES AND PORTFOLIO INVESTMENTS

   From time to time, the Fund may invest in commercial paper and other short-term corporate obligations which are issued in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), including securities eligible for resale under Rule 144A. Such securities are not registered for purchase and sale by the public under the Securities Act, and there may be a risk of little or no market for resale associated with such securities if the Fund does not hold them to maturity. The determination of the liquidity of these securities is a question of fact for the Board of Directors to determine, based upon the trading markets for the specific security, the availability of reliable price information and other relevant information. In addition, to the extent that qualified institutional buyers do not purchase restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio.

     From time to time, the Fund may invest in obligations of a foreign branch of a U.S. bank and U.S. branches of a foreign bank or obligations issued by other governments.

   The Fund also may invest in repurchase agreements involving the securities discussed in the "FUND INVESTMENTS" section of the Fund's Prospectus. A repurchase agreement occurs when, at the time the Fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. The Fund will determine the market value of the collateral on a daily basis and will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement.
However, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. The Fund has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 10% of its total net assets.

     The Fund also may invest in the securities of real estate investment trusts ("REITs") and other real estate-based securities, including securities of companies whose assets consist substantially of real property and interests therein, listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers
Automated Quotations System ("NASDAQ"), but subject to certain investment limits.

     All percentage limitations discussed in this section apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund.

     The Adviser uses its best judgment in selecting investments, taking into consideration interest rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of the issuer in arriving at investment decisions. Due to fluctuations in the interest rates, the market value of the securities in the portfolio may vary during the period of the shareholder's investment in the Fund. To minimize the effect of changing rates on the net asset value of its shares, the Fund intends to keep the dollar weighted average maturity of its holdings to 90 days or less. See "Pricing of Fund Shares and Use of Amortized Cost
Method of Valuation."

                    INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy:

          1. The Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock. The Fund will not lend money, except for:

                    (a) the purchase of a portion of an issue of publicly distributed debt securities;

                    (b)  investment in repurchase agreements in
               an amount not to exceed 20% of the total net assets of the Fund; provided, however, that repurchase agreements maturing in more than seven days will not constitute more than 10% of the value of the total net assets; and

                    (c)  the purchase of a portion of bonds,
               debentures or other debt securities of types commonly distributed in private placements to financial institutions, such illiquid amount of which is not to exceed 10% of the value of total net assets of the Fund; provided, however, that all illiquid securities will not exceed 10% of the value of the Fund's total net assets.

          2. The Fund may make bank borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets.

          3.   The Fund will not pledge any of its assets.

          4. Investments will not be made for the purpose of exercising control or management of any company. The
          Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

          5. The Fund may not purchase the securities of any one issuer, except securities issued or guaranteed by the United States, or its instrumentalities or agencies, if immediately after and as a result of such purchase the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets.

          6. Not more than 25% of the value of the Fund's total net assets will be concentrated in companies of any one industry or group of related industries. This restriction does not apply to U.S. Government
          Securities or to obligations (including certificates of deposit and bankers acceptances) of banks or savings and loan associations subject to regulation by the U.S.
          Government.

          7. The Fund will not acquire or retain any security issued by a company, if an officer or director of such company is an officer or director of the Fund, or is an officer, director, shareholder or other interested person of the Adviser.

          8. The Fund may not purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of REITs and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on NASDAQ, but not more than 10% in value of the Fund's total assets will be invested in REITs nor will more than 25% in value of the Fund's total assets be invested in the real estate industry in the aggregate.

INVESTMENT RESTRICTIONS WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL

     The Fund's Board of Directors has adopted the following restrictions which may be changed by the Board of Directors of the Fund without shareholder approval;

       The Fund will not invest in interests in oil, gas or other mineral exploration programs

       The Fund will not invest in puts, calls, straddles, spreads or any combination thereof

       The Fund will not invest in securities of other open-end management-type investment companies

       The Fund may not issue senior securities in violation of the 1940 Act

       The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets, and the Fund may make borrowings from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's net assets

     The Board will give advance notice to shareholders of any change to these investment restrictions by filing with the SEC an amended Statement of Additional Information.

     All percentage limitations apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund.

                        INVESTMENT RISKS

     THIS SECTION CONTAINS A SUMMARY DESCRIPTION OF THE RISKS OF
OTHER INVESTMENT STRATEGIES AND RELATED INVESTMENTS OF THE FUND
AS DISCUSSED IN THIS STATEMENT OF ADDITIONAL INFORMATION.  FOR A
DESCRIPTION OF THE PRINCIPAL RISKS OF INVESTING IN THE FUND,
PLEASE SEE THE "INVESTMENT RISKS" SECTION IN THE FUND'S
PROSPECTUS.  AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE
THAT THE FUND WILL MEET ITS GOAL OR THAT YOU WON'T LOSE MONEY ON
YOUR INVESTMENT.  THERE IS NO GUARANTEE THE FUND'S PERFORMANCE
WILL BE POSITIVE OVER ANY PERIOD OF TIME.


     ILLIQUID AND RESTRICTED SECURITIES. Investments in illiquid or restricted securities, which may be acquired by the Fund from time to time, may be illiquid or volatile because of the absence of an active trading market making it difficult to value them or dispose of them properly at an acceptable price. Restricted securities may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly.
     Difficulty in selling a security may result in a loss to the Fund or additional costs.

     FOREIGN INVESTMENT RISK. From time to time, the Fund may invest in obligations of a foreign branch of a U.S. bank and U.S. branches of a foreign bank or obligations issued by other governments which may subject the Fund to certain investment risks, including international and political developments, foreign government restrictions, foreign withholding taxes, possible seizure or nationalization of deposits, the establishment of exchange control regulations and the adoption of other governmental restrictions that might affect the payment of principal and interest on those securities. In addition, foreign branches of domestic banks and foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting and record keeping. The Fund is subject to certain investment restrictions on foreign investing as described above.

     REPURCHASE AGREEMENTS. The Fund may buy securities with the understanding that the seller may buy them back with interest at a later date. The Fund's risk is the ability of the seller to pay the agreed-upon price on the delivery date. In the opinion of the Adviser, the risk is minimal because the security purchased constitutes security for the repurchase obligation, and repurchase agreements can be considered as loans collateralized by the security purchased. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money. If the seller seeks relief under the bankruptcy laws, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund is subject to certain investment restrictions on repurchase agreements as previously described.

     REAL ESTATE INVESTMENT TRUSTS AND OTHER REAL ESTATE-BASED
     SECURITIES. From time to time, the Fund may invest in REITs and other real estate-based securities listed on a national securities exchange or authorized for quotation on NASDAQ.
     These securities are subject to risks related to the real estate industry. The performance of these securities is dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed. For instance, the income of the properties could decline due to vacancies, increased competition or poor management, and the property values of the properties could decrease due to a decline in neighborhood condition, overbuilding, uninsured damages caused by natural disasters, property tax increases or other factors. In addition, these securities also are subject to market risk (the risk that stock prices overall will decline over short or even extended periods) and interest rate risk
     (the risk that the prices of these securities will decrease if interest rates rise). At time of investment not more than 10% of the Fund's total assets may be invested in REITs, and in the aggregate, not more than 25% of the Fund's total assets may be invested in the real estate industry.

     AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY
THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY OF THE
U.S. GOVERNMENT.  ALTHOUGH THE FUND TRIES TO MAINTAIN A $1.00 PER
SHARE PRICE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE
FUND.



                 THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street,
Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's
Board of Directors. The Adviser is the investment adviser to five other mutual funds and approximately 25 institutions and individuals with substantial investment portfolios. The other funds it advises are Nicholas Fund, Inc., Nicholas II, Inc.,
Nicholas Limited Edition, Inc., Nicholas Equity Income Fund,
Inc., and Nicholas Income Fund, Inc., with primary investment objectives and net assets as set forth below.



                                                                    NET ASSETS AT
     FUND                      PRIMARY INVESTMENT OBJECTIVE         DECEMBER 31, 2000
Nicholas Fund, Inc.                 Long-Term Growth                $4,088,369,521
Nicholas II, Inc.                   Long-Term Growth                $  690,179,509
Nicholas Limited Edition, Inc.      Long-Term Growth                $  191,445,464
Nicholas Equity Income Fund, Inc.   Reasonable Income               $   18,986,364
Nicholas Income Fund, Inc.          High Current Income             $  128,128,114


     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The annual fee is three tenths of one percent (0.30 of 1%) of the average net asset value of the Fund. At December 31, 2000, total net assets of the Fund were $160,369,119.

     The Adviser has agreed to reduce the management fee by any operating expenses (other than the management fee) incurred by the Fund in excess of 1/2 of 1% of average daily net assets. The Adviser shall at least annually reimburse the Fund by offsetting against its fee all expenses incurred in excess of this amount. The total expenses of the Fund as a percentage of net assets for the year ended December 31, 2000 were 0.45%. During the years ended December 31, 2000, 1999, and 1998, the Fund paid the Adviser an aggregate of $476,783, $450,181, and $436,618, respectively, in fees. During none of the foregoing fiscal years did the expenses borne by the Fund exceed the expense limitation then in effect and the Adviser was not required to reimburse the Fund for any additional expenses.


     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. The Fund pays for all of its operating expenses, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act and the 1940 Act, and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders and to persons making unsolicited requests for information, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal fees and expenses. Also included as operating expenses which are paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or trustees having custody of Fund assets, printing and mailing expenses, postage and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

     The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting for such approval.

     Albert O. Nicholas is President and a Director of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. Thomas J. Saeger, Executive Vice President and Secretary of the Fund, is Executive Vice President and Assistant Secretary of the Adviser. David L. Johnson is Executive Vice President of the Fund and Executive Vice President of the Adviser. He is a brother-in-law of Albert O. Nicholas. David O. Nicholas, Senior Vice President of the Fund, is President, Chief Investment Officer and a Director of the Adviser. Lynn S. Nicholas and Kathleen A. Evans, Vice Presidents of the Fund, are also Senior Vice President and Vice President, respectively, of the Adviser. David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. Jeffrey T. May is Senior Vice President, Treasurer and Portfolio Manager of the Fund and is Senior Vice President and Treasurer of the Adviser. Candace L. Lesak is Vice President of the Fund and is an employee of the Adviser. David E. Leichtfuss, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin, is a Director and Secretary of the Adviser. Mr. Leichtfuss is a partner with the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to the Fund and the Adviser. Daniel J. Nicholas, 2618 Harlem Boulevard, Rockford, Illinois, is Director Emeritus of the Adviser. Mr. Daniel J. Nicholas, a brother of Albert O. Nicholas, is a private investor.

           MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS
               AND PORTFOLIO MANAGER OF THE FUND

     The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund's activities and review the Fund's performance. The following table sets forth the pertinent information about the Fund's officers and directors as of December 31, 2000:

NAME, AGE AND              POSITIONS         PRINCIPAL OCCUPATIONS
  ADDRESS                  HELD                   DURING PAST
                           WITH FUND               FIVE YEARS
* Albert O. Nicholas, 69   President and     Chief Executive Officer
  700 North Water St.      Director          and Chairman of the Board,
  Milwaukee, WI  53202                       Nicholas Company, Inc.,
                                             the Adviser to the Fund.
                                             He has been Portfolio
                                             Manager (or Co-Portfolio
                                             Manager, in the case of
                                             Nicholas Fund, Inc., since
                                             November 1996) for, and
                                             primarily responsible for
                                             the day-to-day management
                                             of the portfolios of
                                             Nicholas Fund, Inc.,
                                             Nicholas Income Fund, Inc.
                                             and Nicholas Equity Income
                                             Fund, Inc. since the
                                             Adviser has served as
                                             investment adviser for
                                             such funds.  He is a
                                             Chartered Financial
                                             Analyst.

  Melvin L. Schultz, 67   Director           Director and Management
  3636 North 124th St.                       Consultant, Professional
  Wauwatosa, WI 53222                        Management of Milwaukee,
                                             Inc.  He is a Certified
                                             Professional Business
                                             Consultant and provides
                                             financial advice to
                                             members of the medical and
                                             dental professions.
  Jay H. Robertson, 49     Director          Chairman of the Board of
  660 East Mason St.                         Robertson-Ryan and
  Milwaukee, Wi 53202                        Associates, Inc., an
                                             insurance brokerage firm.


  David L. Johnson, 59     Executive Vice    Executive Vice President,
  700 North Water St.      President         Nicholas Company, Inc.,
  Milwaukee, WI 53202                        the Adviser to the Fund,
                                             and employed by the
                                             Adviser since 1980.  He is
                                             a Chartered Financial
                                             Analyst.

  Thomas J. Saeger, 56     Executive Vice    Executive Vice President
  700 North Water          President and     and Assistant Secretary,
  Milwaukee, WI 53202      Secretary         Nicholas Company, Inc.,
                                             the Adviser to the Fund,
                                             and employed by the
                                             Adviser since 1969.  He is
                                             a Certified Public
                                             Accountant.

  David O. Nicholas, 39    Senior Vice       President, Chief
  700 North Water St.      President         Investment Officer and
  Milwaukee, WI  53202                       Director, Nicholas
                                             Company, Inc., the Adviser
                                             to the Fund, and employed
                                             by the Adviser since
                                             December 1985.  He has
                                             been Portfolio Manager
                                             for, and primarily
                                             responsible for the day-to-
                                             day management of the
                                             portfolios of Nicholas II,
                                             Inc. and Nicholas Limited
                                             Edition, Inc. since March
                                             1993.  He also has been Co-
                                             Portfolio Manager of
                                             Nicholas Fund, Inc. since
                                             November 1996.  He is a
                                             Chartered Financial
                                             Analyst.

  Jeffrey T. May, 44       Senior Vice       Senior Vice President and
  700 North Water St.      President,        Treasurer, Nicholas
  Milwaukee, WI  53202     Treasurer and     Company, Inc., the Adviser
                           Portfolio Manager to the Fund, and employed
                                             by the Adviser since July
                                             1987.  He has been
                                             Portfolio Manager for, and
                                             primarily responsible for
                                             the day-to-day management
                                             of the Fund, since July
                                             1988.  He is a Certified
                                             Public Accountant.

  Lynn S. Nicholas, 44     Vice President    Senior Vice President,
  700 North Water St.                        Nicholas Company, Inc.,
  Milwaukee, WI  53202                       the Adviser to the Fund,
                                             and employed by the
                                             Adviser since September
                                             1983.  She is a Chartered
                                             Financial Analyst.

  Kathleen A. Evans, 52    Assistant Vice    Vice President, Nicholas
  700 North Water St.      President         Company, Inc., the Adviser
  Milwaukee, WI  53202                       to the Fund, and employed
                                             by the Adviser since March
                                             1985.

  Candace L. Lesak, 43     Vice President    Employee, Nicholas
  700 North Water St.                        Company, Inc., the Adviser
  Milwaukee, WI  53202                       to the Fund, since
                                             February 1983.  She is a
                                             Certified Financial
                                             Planner.


  Mr. Albert O. Nicholas is the only director of the Fund who is an "interested person" in the Adviser, as that term is defined in the 1940 Act, and is the only director who has a direct or indirect interest in the Adviser. Mr. Nicholas is Chief Executive Officer and a director of the Adviser and owns 91% of the outstanding voting securities of the Adviser.

  See "The Fund's Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.


     The Investment Advisory Agreement between the Fund and Nicholas Company, Inc. states that the Fund shall pay the directors' fees of directors who are not interested persons of Nicholas Money Market Fund, Inc. The amount of such fees is subject to increase or decrease at any time, but is subject to the overall limitation on the Fund's annual expenses.

     The table below sets forth the aggregate compensation received by all directors of the Fund during the year ended
December 31, 2000. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its investment advisory agreement with the Fund.



                                     PENSION OR                    TOTAL
                       AGGREGATE      RETIREMENT     ESTIMATED   COMPENSATION
                       AGGREGATE       BENEFITS       ANNUAL       FROM FUND
                      COMPENSATION    ACCRUED AS     BENEFITS      AND FUND
       NAME              FROM         PART OF THE      UPON     COMPLEX PAID TO
                       THE FUND (1)  FUND EXPENSES  RETIREMENT    DIRECTORS (1)


Albert O. Nicholas (2)   $  0             $0             $0          $0

Melvin L. Schultz (2)    $3,000            0              0          $15,900

Jay H. Robertson (2)     $3,000            0              0          $ 6,000
_______________


1. During the fiscal year ended December 31, 2000, the Fund and other funds in the Nicholas Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as its investment adviser, namely Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Income Fund, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of an annual retainer per director and meeting attendance fees. During the year ended December 31, 2000, the Fund compensated the disinterested directors at a rate of $500 per director per meeting attended. Except for out-of-pocket expenses, the disinterested director did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended December 31, 2000. All other directors and officers of the Fund were compensated by the Adviser in accordance with its advisory agreement.

2. Mr. Nicholas also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Income Fund, Inc. Mr. Schultz also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Income Fund, Inc. Mr. Robertson also is a director of Nicholas Income Fund, Inc.

     Pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended, the Fund is not required to adopt a Code of Ethics governing personal trading activities of its officers, directors and employees because it is a money market fund. However, the Board of Directors of the Fund's adviser, the Nicholas Company, Inc. (the "Adviser") has established and adopted a Code of Ethics pursuant to Rule 17j-1. The Code governs the personal trading activities of all "Access Persons" of the Adviser. Access Persons include every director and officer of the Adviser and investment companies managed by the Adviser, including the Fund, as well as certain employees of the Adviser who, in connection with their regular functions or duties, make, participate in, or obtain other information regarding the purchase or sale of a security by the Adviser of the Fund, or whose functions relate to the making of a recommendation with respect to such purchase or sales. The Code is based on the principle that such Access Persons have a fiduciary duty to place the interest of the Fund and the Adviser's other clients above their own.

     The Code provides for trading `black out " periods of fifteen calendar days during which time Access Persons may not trade in securities which have been purchased or sold, or are being considered for purchase or sale, by the Fund or any other registered investment company or account to which the Adviser serves as investment adviser, unless the transaction is pre-approved by the Adviser. In addition, The Code bans Access Persons from engaging in any manipulative or deceptive practices in connection with certain securities held or acquired by the Fund. The Code also requires that Access Persons obtain pre-approval prior to investing in any initial public offering or private placement.

                     PRINCIPAL SHAREHOLDERS

     Nicholas Company, Inc., the investment adviser to the Fund, owned 5,615,170 shares as of March 31, 2001; the Nicholas Family Foundation owned 10,907,633 shares; the Nicholas Company, Inc. Profit-Sharing Trust, of which Mr. Nicholas and David E. Leichtfuss are trustees, owned 387,826 shares; Nancy Nicholas, the spouse of Albert O. Nicholas owned 18,268,151 shares; and Albert O. Nicholas, President and a Director of the Fund, Chief Executive Officer and a Director of the Adviser, and owner of 91% of the outstanding voting securities of the Adviser, owned 15,609,763 shares. The collective beneficial ownership of Nicholas Company, Inc. was 50,788,543 shares or 31.50% as of March 31, 2001.

     No other persons are known to the Fund to own beneficially or of record 5% or more of the outstanding shares of the Fund as of March 31, 2001. All directors and executive officers of the Fund as a group (10 in number) beneficially owned approximately 33.40% of the outstanding shares of the Fund as of March 31, 2001.



             PURCHASE AND REDEMPTION OF FUND SHARES

     The sections captioned "PURCHASE OF FUND SHARES," "REDEMPTION OF FUND SHARES," and "EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS" in the Fund's Prospectus discuss how you may purchase, redeem or exchange shares of the Fund and are incorporated into this Statement of Additional Information by reference.

     The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected.

          Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund's Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

         DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute annually to its shareholders substantially all of its net investment income and net realized capital gain.

     The net investment income increased or reduced by realized gains or losses, if any, for each day is declared as a dividend to shareholders of record. Shares purchased will begin earning dividends on the business day following the day the purchase order is confirmed. Shares redeemed will earn dividends through the date of the redemption order. If you request in writing that your dividends be paid in cash, the Fund will issue a check within five business days of the reinvestment date. If all of your shares are redeemed during a month, dividends credited to your account from the beginning of the dividend period through the time of redemption will be paid with the redemption proceeds.

     A statement of all calendar year-to-date transactions, including shares accumulated from dividends and capital gains distributions, is mailed to each shareholder quarterly. Information as to each shareholder's tax status is given annually.

     For federal income tax purposes, distributions from the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders who are not subject to tax on their income. Distributions paid from the Fund's net investment income are taxable to shareholders as ordinary income. The Fund does not intend to generate capital gains. Because the investment income of the Fund will be derived from interest rather than dividends, no portion of such dividends will qualify for the dividends received deduction for corporations.

     Under federal law, some shareholders may be subject to "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number; or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

     The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.



                            BROKERAGE

     The Adviser decides which securities to buy for the Fund and when to sell them. It also selects the broker or dealer who places the Fund's investment business and negotiates their commissions. The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the economy. The Fund and the Adviser are not affiliated with any broker.

     The Fund has not paid any brokerage commissions since its inception (July 1, 1988).

     The Adviser may effect portfolio transactions with brokers or dealers who recommend the purchase of the Fund's shares.
The Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.


                         PERFORMANCE DATA

     The Fund's standard yield quotations, which may appear in advertising and sales material, is calculated according to the methods prescribed by the Securities and Exchange Commission. Under these methods, the current yield is based on a seven day period and computed by dividing the net investment income per share by the price per share during the period (expected to remain constant at $1.00) to arrive at a "base period return," and the result is divided by seven and multiplied by 365 carried out to the nearest 1/100 of 1%. Net investment income per share includes accrued interest on the Fund's investments, plus or minus purchase discount or premiums less accrued expenses. Excluded from the calculations are realized gains and losses on the sale of securities and unrealized appreciation and depreciation on the Fund's current portfolio. The Fund's effective yield which also may appear in advertisements and sales material is determined by taking the "base period return" and calculating the effect of compounding. All performance figures are based on historical earnings and are not intended to indicate future results.

The following formulas are used:

 Standard Current Yield = Net Investment Income Per Share x 365
                          -------------------------------------
                             Price Per Share                 7

                                                 365
                                                 ---
   Effective Yield = [(Base Period Return + 1)    7  ]  - 1


                        CAPITAL STRUCTURE

     Nicholas Money Market Fund, Inc. is authorized to issue 3,000,000,000 shares of common stock, par value $0.0001 per share. Each full share has one vote and all shares participate equally in dividends and other distributions by the Fund and in the residual assets of the Fund in the event of liquidation. There are no conversion or sinking fund provisions applicable to shares, and holders have no preemptive rights and may not cumulate their votes in the election of directors. Shares are redeemable and are transferable. Fractional shares entitle the holder to the same rights as whole shares except fractional shares have no voting rights.

                       STOCK CERTIFICATES

     The Fund will not issue certificates evidencing shares purchased. Since certificates are not issued, the shareholder's account will be credited with the number of shares purchased. Written confirmations are issued for all purchases of shares.

                          ANNUAL MEETING

     Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Articles of Incorporation and will not hold annual meetings of shareholders unless otherwise required to do so.

     In the event the Fund is not required to hold annual meetings of shareholders to elect Directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of common stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a Director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

                       SHAREHOLDER REPORTS

     Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends December 31, an annual report or current prospectus containing financial statements audited by the Fund's independent public accountants, Arthur Andersen LLP, will be sent to shareholders.

                   CUSTODIAN AND TRANSFER AGENT

     Firstar Bank, N.A. ("Firstar Bank") acts as Custodian of the Fund. Firstar, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Transfer Agent and Dividend Disbursing Agent of the Fund. As custodian, Firstar Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Bank and Firstar do not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

            INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

     Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent public accountants for the Fund. Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, have passed on the legality of the shares of the Fund being offered by the current Prospectus.

                      FINANCIAL INFORMATION

     The schedule of investments, the financial statements and notes thereto and the Report of Independent Public Accountants contained in the Annual Report of the Fund for the fiscal year ended December 31, 2000, which have been filed with the SEC pursuant to Rule 30d-1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual Report by writing or calling the Fund.









                NICHOLAS MONEY MARKET FUND, INC.




                           FORM N-1A







                   PART C: OTHER INFORMATION


                   PART C.  OTHER INFORMATION

ITEM 23.  EXHIBITS

      All exhibits required to be filed pursuant to Item 23 are listed in the Exhibit Index which appears elsewhere herein, and
(i) appear in their entirety herein, or (ii) are incorporated by reference to previous filings with the Securities and Exchange Commission, as indicated in such Exhibit Index.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH  THE FUND

      The Registrant is not under common control with any other person. The Registrant, Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Income Fund, Inc., Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc. share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business management services provided by the adviser. The Registrant does not control any other person.


ITEM 25.  INDEMNIFICATION

      Article VII, Section 7 of the By-Laws of the Registrant provides for the indemnification of its officers and directors against liabilities incurred in such capacities to the extent described therein, subject to the provisions of the Maryland General Business Corporation Law; such Section 7 is incorporated herein by reference to the By-Laws of the Registrant filed as an Exhibit to the initial Registration Statement declared effective on July 1, 1988. In addition, Registrant maintains a joint errors and omissions insurance policy with a $2.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds.

      The investment advisor to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify the Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.


ITEM  26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

      Incorporated by reference to pages 5-10 of the Statement of Additional Information pursuant to Rule 411 under the Securities
Act of 1933, as amended.


ITEM 27.  PRINCIPAL UNDERWRITERS

     None.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books or other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, and the Rules of the Securities and Exchange Commission promulgated thereunder, are located at the offices of the Registrant, 700 North Water Street, Milwaukee, Wisconsin 53202 or Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202.


ITEM 29.  MANAGEMENT SERVICES
          None.

ITEM 30.  UNDERTAKINGS

      The Registrant's By-Laws provide that it will indemnify its officers and directors for liabilities incurred by them in any proceeding arising by reason of the fact that any such person was or is a director or officer of the Registrant. Insofar as indemnification for liability arising under the Act may be permitted to directors, officers and controlling persons of the Registrant under the Securities Act of 1933 ("Act"), or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and may, therefore, be unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, the latest Annual Report to Shareholders which is incorporated by reference in the Prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934, as amended; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the Prospectus, to deliver, or cause to be delivered to each person to whom the Prospectus is sent or given, the latest Quarterly Report which is incorporated by reference in the Prospectus to provide such interim financial information.


                           SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the
Registrant, Nicholas Money Market Fund, Inc., a corporation organized and existing under the laws of the State of Maryland, hereby certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 20th day of April, 2001.


                                    NICHOLAS MONEY MARKET FUND, INC.



                                   By:
                                           Thomas J. Saeger, Executive
                                           Vice President and Treasurer


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacity indicated on April 20, 2001.



Albert O. Nicholas*                         President (Chief Executive
Albert O. Nicholas                        Officer), Treasurer and Director


Thomas J. Saeger*                           Executive Vice President
Thomas J. Saeger                         (Chief  Financial Officer and
                                     Chief Accounting Officer)and Secretary

Melvin L. Schultz*                                 Director
Melvin L. Schultz


Jay H. Robertson*                                  Director
Jay H. Robertson




             *By:___________________________________
                      Thomas J. Saeger, as
             Attorney-in-Fact for the above officers
                and directors, under authority of
     Powers of Attorney previously filed and filed herewith.

                          EXHIBIT INDEX

                                                            SEQUENTIAL
EXHIBIT NO.                 DESCRIPTION                       PAGE NO.

(a)            Articles of Incorporation of the Registrant      *

(b)            By-Laws of the Registrant                        *

(d)            Investment Advisory Agreement, dated
               April 27, 1988, between the Registrant and
               Nicholas Company, Inc.                           *

(g)            Custodian Agreement, dated April 27, 1988,
               between the Registrant and Firstar Trust
               Company                                          *

(i)            Opinion of Michael Best & Friedrich LLP,
               counsel to the Registrant, concerning the
               legality of the Registrant's common stock,
               including consent to the use thereof.            **

(j)            Consent of Arthur Andersen LLP, independent
               public accountants.                              **

(p)            Nicholas Company, Inc. Code of Ethics and
               Insider Trading Policy.                          *

               Powers of Attorney                               *


____________________

* Incorporated by reference to previous filings with the Securities and Exchange Commission.
**    Filed herewith.

                        LIST OF CONSENTS



1.   Consent of Michael Best & Friedrich LLP
     (Filed herewith and included in Exhibit (i))


2.   Consent of Arthur Andersen LLP
     (Filed herewith and included as Exhibit (j))









                        EXHIBIT NO. (I)





            OPINION OF MICHAEL BEST & FRIEDRICH LLP,
           COUNSEL TO THE REGISTRANT, CONCERNING THE
           LEGALITY OF THE REGISTRANT'S COMMON STOCK,
             INCLUDING CONSENT TO THE USE THEREOF.









                        EXHIBIT NO. (J)





                CONSENT OF ARTHUR ANDERSEN LLP,
                INDEPENDENT PUBLIC ACCOUNTANTS.






















                        EXHIBIT NO. (P)











             NICHOLAS COMPANY, INC. CODE OF ETHICS
                  AND INSIDER TRADING POLICY.